                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 27, 2005


                           SIGHT RESOURCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                             0-21068                  04-3181524
----------------------------------------------------------------------------------------
(State or other jurisdiction             (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                            Identification No.)


  6725 Miami Avenue, Cincinnati, Ohio                                       45243
----------------------------------------------------------------------------------------
(Address of principal executive offices)                                  (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Agreement


The information required to be disclosed in this item is contained in Item 2.01 below, and is incorporated herein by this reference.


Item 2.01.  Completion of Acquisition or Disposition of Assets

On January 27, 2005, Eyeglass Emporium, Inc. ("EEI") a subsidiary of Sight Resource Corporation ("SRC") entered into an asset purchase agreement (the "Agreement") with Vision Point I, LLC and Vision Point II, LLC (collectively, "Vision Point"). Pursuant to the Agreement, EEI sold substantially all of its assets (the "Assets") to Vision Point and assigned, in addition to all of EEI's managed care contracts and certain other contracts, six unexpired non-residential real property leases (the "Leases") to Vision Point substantially on the terms set forth in the Agreement as attached hereto as
Exhibit 10.55.

As previously reported, SRC engaged the services of SSG Capital Advisors, LP ("SSG") to, among other things, assist SRC with the sale of all or a part of SRC's assets or operations. SRC received an offer from RX Optical Laboratories, Inc. ("RX") for the Assets, and SSG concluded at that time that RX's offer was the highest and best offer of any received. On January 6, 2005, SRC filed a motion with the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"), requesting, among other things, the authorization to sell the Assets and to assign the Leases pursuant to an asset purchase agreement, contingent upon the approval of the Bankruptcy Court and the receipt of no higher or better offer for the Assets by another potential buyer.

At the hearing on the request described above, an auction was conducted by SRC for the sale of the Assets. During the auction, an offer was received from Vision Point that the Bankruptcy Court determined was higher and better than the offer proposed by RX. As such, the Bankruptcy Court authorized the sale of the Assets to Vision Point subject to the conditions in the Agreement. Under the terms of the Agreement, EEI sold the Assets and assigned the Leases to Vision Point for the sum of $620,000. The closing of the transaction was held on January 31, 2005.

The sale of the Assets involved six retail stores in Indiana. SRC's continuing operations include 19 stores operating under the name Cambridge Eye Associates, six stores operated under the name Vision World, and one E. B. Brown Opticians store.

Item 9.01.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.


         Not applicable.


(b)      Pro Forma Financial Information.


         Not available.

(c)      Exhibits.


         See Exhibit Index.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             SIGHT RESOURCE CORPORATION


Date: February 4, 2005                       By: /s/ Donald L. Radcliff
                                                 -------------------------------
                                                     Donald L. Radcliff
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number       Description of Exhibit

10.55                Asset Purchase Agreement between Eyeglass Emporium, Inc. and
                     Vision Point I, LLC and Vision Point II, LLC, dated January 27, 2005.